                              n/i numeric investors

                                 family of funds

                   n/i numeric investors Emerging Growth Fund
                        n/i numeric investors Growth Fund
                       n/i numeric investors Mid Cap Fund
                   n/i numeric investors Small Cap Value Fund

                  (Investment Portfolios of The RBB Fund, Inc.)

                          Supplement dated May 15, 2003
                      to Prospectus dated December 31, 2002

Revisions relating to the close of the n/i numeric investors Small Cap Value
Fund.

     The following paragraph is included as the sixth under the caption "CAPITAL LIMITATION" on page 2 of the prospectus and as the first paragraph under the caption "PRIMARY INVESTMENT STRATEGIES" on page 9 of the prospectus:

     Effective May 23, 2003 or when the n/i numeric investors Small Cap Value Fund's total assets reach $145 million, Numeric will close the n/i numeric investors Small Cap Value Fund to new investors. The n/i numeric investors Small Cap Value Fund will continue to be offered to existing shareholders of the Fund and certain other persons, who generally are subject to cumulative, maximum purchase amounts, as follows: (i) persons who already hold shares of the Fund directly through accounts maintained by brokers by arrangement with the Company, (ii) existing and future clients of financial advisors and planners whose clients already hold shares of the Fund, and
     (iii) employees of Numeric and their spouses and children. Other persons who are shareholders of other n/i numeric investor Funds are not permitted to acquire shares of the Fund by exchange. Distributions to all shareholders of the n/i numeric investors Small Cap Value Fund will continue to be reinvested unless a shareholder has elected otherwise.

               Please retain this Supplement for future reference.